Exhibit 99

NACCO Industries, Inc. Managing for long-term profit growth Key Program Update August 17, 2004

Forward-Looking Statement Disclaimer The statements contained in this presentation that are not historical facts are "forward-looking statements" and are made subject to certain risks and uncertainties which could cause actual results to differ materially from those presented herein. You are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Such risks and uncertainties with respect to each subsidiary's operations are set forth in the Appendix on the final page of this presentation. This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 15, 2004, and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004, filed with the Securities and Exchange Commission on May 10, 2004 and August 6, 2004, respectively.

NACCO Industries, Inc. Overview NACCO Industries, Inc. The North American Coal Corporation (NAC) NACCO Housewares Group NACCO Materials Handling Group, Inc. (NMHG) NMHG Wholesale NMHG Retail The Kitchen Collection, Inc. (KCI) Hamilton Beach^Proctor-Silex, Inc. (HB/PS) 2003 Sales: $2,472.6 Net Income: $52.8 2003 Sales: $1,779.6 Net Income: $16.4 2003 Sales: $598.7 Net Income: $19.5 2003 Sales: $94.1 Net Income: $14.3 ($ in millions)

Additional Background and Strategy Information Additional background information is available on NACCO website, www.nacco.com Background and Strategy summary Overview of each subsidiary company Products Brands Market Position Supplemental Financial Data Detailed quarterly financial information for each subsidiary company Annual Reports and Form 10-K's Quarterly Earnings Announcements and Form 10-Q's

Introduction The Company takes a long-term perspective despite difficult markets for our businesses in recent years Decisions made for long-term best interest of each subsidiary company NACCO believes programs in place with its subsidiary companies have potential to transform the performance of the Company Intended to deliver significant improvement over historical results Designed to achieve the long-term profitability objectives for each subsidiary company between now and 2008 Presentation will highlight key strategic and operational programs at each subsidiary company Will cover general objectives, areas of financial impact and timing of benefits

NACCO Materials Handling Group, Inc. Overview NMHG Wholesale: Designs, engineers, manufactures, sells and services a comprehensive line of lift trucks and aftermarket parts Marketed globally under the Hyster(r) and Yale(r) brand names Lift trucks and component parts manufactured in United States, United Kingdom, the Netherlands, China, Italy, Japan, Mexico, the Philippines and Brazil NMHG Retail: Small number of wholly owned dealers selling and leasing Hyster(r) and Yale(r) lift trucks and aftermarket parts Acquired to strengthen or protect presence in areas where appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available NMHG

Key Investment Considerations Leading Global Lift Truck Manufacturer Strong Brands Leading market share positions with large installed population base Comprehensive global product line undergoing significant redesign Globally integrated operations with significant economies of scale Power of Hyster(r) and Yale(r) brand names Established brand strength across diversified customer base Experienced Management Team Powerful Exclusive Distribution Network Strong team of long-term NMHG managers and executives Supplemented by professionals with management experience at leading industrial companies, such as Case, Toyota, Paccar and Cummins Strong, stable network of independent dealers in key U.S. market Increasingly professional full-service dealers around the world Industry leader in National Account coverage in the U.S. Leading Account Management Capabilities Industry-leading capabilities in fleet management and financial services in key markets Growing global account program NMHG

Objectives To achieve a minimum long-term operating profit target of 9 percent by 2007-2008 To generate substantial cash flow before financing activities Financial Objectives NMHG To be the leading globally integrated designer, manufacturer and marketer of a complete range of high-quality lift trucks Vision

Performance Summary NMHG ($ millions) 2003 Target Gap to Target Revenues 1,779.6 Operating Profit 48.8 160.2 (111.4) Operating Profit Percent 2.7% 9.0% (6.3%) Net Income 16.4 Debt 307.7 Cash Flow before Financing Activities* 39.0 NMHG *See reconciliation in Appendix on page 43

Programs to Enhance Profitability New product development and quality enhancement process Pricing optimization Global procurement Manufacturing restructuring and quality enhancement Aftermarket efficiency Administrative efficiency NMHG Retail improvements Program Objective Improve product flexibility, increase speed to market, reduce costs through common components and enhance quality through reliability engineering Extract full value for products, features and services Higher quality, lower cost components and assemblies Optimize capacity, reduce complexity and increase efficiency Optimize parts availability and dealer customer service levels Streamline organization and processes At least break-even performance and improved market position 7 Main Program Areas Timing of Benefits 2005-2008 2005-2008 2005-2008 End of 2005 in U.S.; 2006 in Europe Ongoing Ongoing As soon as possible NMHG Primary Financial Impact Standard margin Standard margin Standard margin and selling, general and administrative expenses (SG&A) Manufacturing variances, standard margin and SG&A SG&A and standard margin SG&A SG&A and standard margin

Programs to Generate Growth New product introductions National and global accounts expansion Anchor dealer program Aftermarket parts optimization Share gain; superior ability to tailor product to specific applications Share gain; increase sales of lift trucks and parts Share gain; further enhance professionalism Share gain; enhance parts offering for Hyster(r), Yale(r) and other brands of lift trucks 2005-2008 Ongoing, long- term; gradual Ongoing, long- term; gradual 2003 and beyond Program Objective 4 Main Program Areas Timing of Benefits NMHG Revenue and margin enhancement; absorb unused capacity Revenue and margin enhancement; absorb unused capacity Revenue and margin enhancement; parts volume; absorb unused capacity Revenue and margin enhancement Primary Financial Impact

1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E 2005E 2006E 2007E 2008E Europe (2) 91305 116797 133977 101492 105469 127299 132566 147328 155884 122620 110638 107677 108286 118885 116910 129042 149802 165095 176947 165968 150250 121922 135318 152667 174953 176294 187902 219615 227697 274681 256717 263972 269726 278000 285000 290000 295000 North America (1) 83718 97382 120770 35404 64943 79976 94257 97183 70593 63223 46381 62476 84579 91942 99215 110359 112425 116607 105508 94828 106590 120201 135318 160149 147211 172460 186492 191836 205033 145967 144529 151911 174000 185000 190581 190945 186883 A/P, China and Japan (2) 134635 123913 119733 135050 148135 148441 111848 104781 122354 123780 129333 146334 161825 169250 178875 176800 176400 Lift Truck Market Size Projections NMHG Lift truck market size history - source: ITA, GIVA, FEM; industry forecast - source: DRI-WEFA and Oxford Economic Forecast Arab Oil Embargo U.S. Recession '87 Stock Market Crash Gulf War Asian Currency Crisis 263,972 151,911 146,334 295,000 186,883 176,400 2003 Note: Actual market size numbers for each year appear in Appendix on page 50

North American Lift Truck Industry Outlook Increasing Improvement in Key North American Lift Truck Market Corporate profits improving Industrial production increasing Manufacturing capacity utilization rate improving Employment growing Inflationary pressures likely to be moderating Interest rates expected to rise at controlled level Manufacturing, retail and wholesale demand expanding Positive GDP growth anticipated NMHG Management believes...

NMHG Outlook Sound Balance Sheet Recovery Underway Near- and Long-Term Improvements Rapid deleveraging through recovery Global lift truck industry in recovery cycle Backlog has increased significantly Positive near- and long-term industry fundamentals Substantial operating leverage as cycle recovers Material cost increases and adverse currency trends will be moderated increasingly by impact of price increases Manufacturing restructuring progressing on schedule Accelerating new product introductions and growth initiatives Future capital expenditures limited to products and systems Objective of achieving significant improvement by 2007-2008 NMHG

Hamilton Beach^Proctor-Silex, Inc. Hamilton Beach^Proctor-Silex, Inc. Hamilton Beach^Proctor-Silex, Inc. Hamilton Beach^Proctor-Silex, Inc. Overview A leading designer, manufacturer, importer and marketer of small electric kitchen and household appliances for North America Also commercial products for restaurants, bars and hotels HB/PS HB/PS

Key Investment Considerations Innovator with Strong Brand Names Strong Supplier Relationships Low Cost Producer Strong Retailer Relationships Most comprehensive line of small kitchen electric appliances in U.S. with increasing number of market leading innovative new products Brand names include Hamilton Beach(r), Proctor-Silex(r), Hamilton Beach(r) Commercial, TrueAir(r), General Electric (for Wal-Mart), Hamilton Beach(r) Eclectrics(r) and Traditions by Proctor-Silex(tm) Source finished products through more than 20 Chinese suppliers, typically with a lead supplier for each product category Working with multiple suppliers allows HB/PS to bring a wide variety of products to market quickly Recent plant and production facility restructuring and increased outsourcing enhances low cost position Industry-leading working capital management Approximately 1,500 active accounts Category Captain at Wal-Mart, Kmart and 21 other accounts; has received Vendor-of-the-Year awards at Wal-Mart, Target, Kmart, ShopKo and others HB/PS Experienced Management Team Senior management team averages more than 10 years experience at HB/PS and more than 20 years of relevant experience Highly professional team with significant tenure at HB/PS, as well as experience from industry-leading consumer companies, including General Electric Co. (UK), Fuji Film, Young & Rubicam, Maytag and Cooper Tire

Objectives To achieve a minimum operating profit target of 10 percent by 2005-2006 To generate substantial cash flow before financing activities Financial Objectives HB/PS To be the leading North American provider of small kitchen electric and household appliances sold under strong heritage brand names To provide consumers with innovative features and superior value Vision

Performance Summary HB/PS HB/PS ($ millions) 2003 Target Gap to Target Revenues 492.8 Operating Profit 36.2 49.3 (13.1) Operating Profit Percent 7.3% 10.0% (2.7%) Net Income 16.2 Debt 35.0 Cash Flow before Financing Activities* 30.2 *See reconciliation in Appendix on page 43

Programs to Enhance Profitability Product development process Manufacturing restructuring and outsourcing Continuous quality improvement Supply chain optimization Cost reduction program Streamline product development; low cost products Lower product cost and increase flexibility Lower return rates and higher satisfaction Superior customer service to retailers Streamline organization and processes Ongoing; near and long-term benefits 2004-2006 Currently being realized; continuous improvement Benefits on a continual basis Ongoing Primary Financial Impact 5 Main Program Areas Timing of Benefits HB/PS Program Objective Standard margin and SG&A Manufacturing variances, standard margin and SG&A Standard margin and increased revenue Standard margin, SG&A and increased revenue SG&A

Programs to Generate Growth New product introductions Strategic brand application Retailer and channel focus Additional retailer placements and customer loyalty; product innovation New Eclectrics(r) and Traditions brands targeting new customer segments Share gain through item-specific plans for every product at top retailers Ongoing 2005 and beyond Ongoing HB/PS Primary Financial Impact 3 Main Program Areas Timing of Benefits Program Objective Revenue and margin enhancement Revenue and margin enhancement Revenue and margin enhancement

North American Housewares Industry Outlook HB/PS Modest Growth Expected in Key North American Market Niche innovations driving demand and delivering higher margins Consumer sentiment gradually improving Continued strong home sales and housing starts More alliances with consumer packaged goods companies Increased use of Direct -TV driving demand through phone, web, retail Growing interest in colors and fashion statements Strong brands lead market Management believes...

HB/PS Outlook Gradually improving retail sales environment Strong position with most influential retailers Continued stream of well-planned, thoughtfully researched, innovative new products Well-positioned for consumer acceptance High level of professionalism throughout organization Executives Research, engineering & testing Marketing & product management Sales force Supply chain Finance Continuous improvement philosophy Objective to reach 10% operating profit target by 2005-2006 Outlook HB/PS

The Kitchen Collection, Inc. Overview A national specialty retailer of brand-name kitchenware, small electric appliances and related accessories Operates stores under the Kitchen Collection(r) name, primarily in outlet malls Operates stores under the Gadgets & More(tm) name, primarily in traditional enclosed malls KCI

Key Investment Considerations Consistent Format Disciplined Overhead Management Efficient Supply Chain Leading Brand Names SKU Profitability Optimization Well-tested Kitchen Collection(r) format is leading retailer of kitchenware in outlet malls, with 180 stores (as of December 31, 2003) Gadgets & More(tm) format undergoing testing, with 8 stores Small home office staff provides merchandising expertise, accounting, information systems and oversight Minimum number of full-time employees at store level Recent warehouse upgrade allows higher throughput in same space Many high-volume products ship directly to store locations from U.S.-based vendors KCI sells Hamilton Beach(r) and Proctor-Silex(r) kitchen electrics, including close- out and excess inventory items from HB/PS Other top brands sold include Kitchen Aid, WearEver and OXO KCI also exclusively sells Hamilton Beach(r) - and Proctor-Silex(r) -branded non- electric gadgets, bakeware and cookware Economic Value Income (EVI) business tool helps achieve the greatest possible return per cubic foot of retail space by optimizing product mix and space allocation KCI

Objectives Financial Objectives KCI Vision To be the leading specialty retailer of housewares, including cookware, bakeware, kitchen gadgets and related items, in outlet and traditional malls for consumers seeking outstanding value Continue earning a minimum operating profit of 5 percent Generate substantial cash flow before financing activities

Performance Summary KCI KCI ($ millions) 2003 Target Gap to Target Revenues 110.2 Operating Profit 6.1 5.5 0.6 Operating Profit Percent 5.5% 5.0% .5% Net Income 3.5 Debt 0.0 Cash Flow before Financing Activities* 5.2 *See reconciliation in Appendix on page 43

U.S. Kitchenware Industry Outlook KCI Modest Growth Expected in U.S. Kitchenware Market High quality imports increasingly available Increasing sales by mass market & specialty channels Growing interest in gourmet cooking Health and diet trends generating demand Continued interest in colors and kitchen decor Niche innovations creating new demand Continued strong home sales and housing starts Mature outlet mall and traditional enclosed mall markets As-seen-on-TV items driving store traffic and sales Management believes...

Programs and Outlook Economic Value Income (EVI) - ongoing Margin enhancement and merchandising programs - ongoing Private label program (Hamilton Beach(r)) - ongoing Programs to Enhance Profitability Programs to Generate Growth Gadgets & More(tm) store format - 2005 and beyond Large store format - long-term Internet sales - 2004 and beyond Outlook Strong position in stable outlet mall business Expansion potential in enclosed mall environment Objective to deliver steady performance through 2008 KCI

The North American Coal Corporation Overview North American Coal NAC Largest lignite coal producer in U.S. 8th largest coal producer nationwide Mines and markets lignite coal primarily for power generation Provides value-added mining services for other natural resources companies Operates six surface lignite coal mines and three limerock dragline mining operations

Key Investment Considerations Dependable Financial Performance Minimal Exposure to Coal Prices Coal Gasification Project Potential Future Mining Project Potential Outstanding Mining Skills Steady operating income and cash flow before financing activities High returns on equity Contracts structured to minimize exposure to fluctuations in coal prices Long-term agreements establish mining services NAC will perform and mechanisms for compensation Member of coalition developing federally-funded low-emissions power plant initiative called FutureGen Working on own power plant vision called FlexGen, incorporating coal gasification and fuel cells Potential for further lignite coal mining projects Potential for additional limerock dragline mining projects Potential for mining other natural resources Use of technology to increase efficiency Award-winning environmental protection and safety record NAC

Financial Objectives Earn a minimum return on capital employed of 13% and attain positive Economic Value Income (EVI) from any new projects and existing consolidated mining operations Maintain or increase profitability of all existing project mining operations Deliver substantial cash flow before financing activities Financial Objectives NAC To be the leading low-cost miner of lignite coal used in power generation and coal gasification plants Provide selected value-added mining services for other natural resources companies Vision

Performance Summary NAC NAC ($ millions) 2003 Target Gap to Target Revenues 94.1 Average Capital Employed+ 196.6 Return on Capital Employed+ 19.9 25.6 (5.7) Return on Capital Employed Percent+ 10.1% 13.0% (2.9%) Net Income 14.3 Debt 128.7 Cash Flow before Financing Activities* 11.3 *See reconciliation in Appendix on page 43 + These items are non-GAAP financial measures. See further discussion and related reconciliation in the Appendix on pages 47-48

Programs to Enhance Profitability Mississippi Lignite Mining Company improvement San Miguel Lignite Mining Operations improvement Innovative mining methods Environmental commitment Employee safety Full operating efficiency and improved mining conditions Return to profitability Increased efficiency and effectiveness Restore mined land to original or improved condition Lower overall costs 2006-2007 2006-2007 Ongoing Currently realized; ongoing Currently realized; ongoing NAC Primary Financial Impact 5 Main Program Areas Timing of Benefits Program Objective Operating margins Operating margins Operating margins and SG&A Operating margins Operating margins and SG&A

Programs to Generate Growth NAC lignite reserve development strategies, including coal gasification projects New non-NAC reserve contract mining opportunities Limerock dragline mining projects Develop unutilized NAC lignite reserves for power companies and/or gas users Provide mining services to others' lignite or natural resources Continue to build profitable business Long-term future Long-term future Short- and long-term NAC Primary Financial Impact 3 Main Program Areas Timing of Benefits Program Objective Revenue enhancement Revenue enhancement Revenue enhancement

Lignite Coal Mining Industry Outlook Increasing Prospects for Lignite Coal High natural gas prices Consistently low lignite costs and prices Improved emissions control technologies Excellent lignite gasification performance Increasing need for U.S. energy independence High crude oil prices High costs and hazards of liquefied natural gas (LNG) Potential feedstock for hydrogen production NAC Management believes...

NAC Outlook Outlook Steady cash flow from long-term lignite coal mining contracts Potential for new lignite mining contracts and limerock dragline mining operations Improved costs and contractual arrangements over next few years Objective is to achieve improvement by 2006-2007 which is substantially about target NAC

NACCO Summary Financials NACCO and Subsidiaries ($ millions) 1998 1999 2000 2001 2002 2003 Revenues 2,569.3 2,635.9 2,871.3 2,637.9 2,285.0 2,472.6 Operating Profit 198.1 131.3 117.9 5.7 115.5 117.2 Net Income (Loss) 102.3 53.1 67.7 (36.0) 42.4 52.8 Adjusted EBITDA+ 243.6 182.6 165.1 78.3 179.1 181.3 Cash flow before financing activities* 22.5 (32.3) (101.2) 40.9 131.0 80.5 *See reconciliation in Appendix on page 43 + This is a non-GAAP financial measure. See further discussion and related reconciliation in Appendix on pages 44 - 45

Upside Potential High for Program Execution $52.8 million in net income $6.44 per share NACCO 2003 Net Income Had each subsidiary achieved financial targets in 2003* Additional $82.9 million in net income Additional $10.10 per share Assuming increased cash flow could eliminate debt and thereby interest payments* Additional $31.6 million in net income Additional $3.85 per share *See further discussion and reconciliation of these non-GAAP measures in Appendix on pages 46-49

Investment Considerations Summary Industry-leading businesses Strong cash flow generator Programs underway to enhance profit prospects over next few years Strong brand names Leading market shares Steady, reliable cash generation before financing Cash available for various purposes Objective is to significantly improve performance as programs mature 2005-2008 NACCO Industries, Inc.

Closing Perspective Other events could intervene Markets and competitive conditions are always uncertain For example: Increased raw materials pricing and the strengthening of the euro, the British pound sterling and the yen against the U.S. dollar are having a significant adverse effect on our short-term profitability at NMHG If conditions appear likely to continue over the longer term, additional procurement, sourcing and pricing actions will be required to bring costs in line with objectives However, we believe that the programs outlined in this presentation are the right programs to enhance profitability and generate growth Key now to be execution of these programs

Questions

Appendix Cash Flow before Financing Activities Reconciliation Adjusted EBITDA Reconciliation Reconciliation of Financial Targets to Net Income Lift Truck Market Size Data Risks and Uncertainties

Cash Flow before Financing Activities is equal to net cash provided by operating activities less net cash used for investing activities. Cash Flow before Financing Activities Reconciliation

Adjusted EBITDA Reconciliation Reconciliation continued on next page... Adjusted EBITDA is a non-GAAP number and is provided solely as a supplemental disclosure with respect to liquidity because management believes it provides useful information regarding a company's ability to service its indebtedness.

Adjusted EBITDA does not represent cash flow from operations, as defined by accounting principles generally accepted in the United States. You should not consider Adjusted EBITDA as a substitute for net income or net loss, or as an indicator of our operating performance or whether cash flows will be sufficient to fund our cash needs. We define Adjusted EBITDA as income before income taxes, minority interest (income) expense, extraordinary gain (loss) and cumulative effect of accounting changes plus net interest expense and depreciation, depletion and amortization expense. However, interest expense, depreciation, depletion, and amortization attributable to the project mining subsidiaries are not included. Adjusted EBITDA is not a measurement under accounting principles generally accepted in the United States and is not necessarily comparable with similarly titled measures of other companies. Net cash flows from operating, investing and financing activities as determined using accounting principles generally accepted in the United States are presented on page 43. A reconciliation of cash flow from operations to Adjusted EBITDA is also presented. Adjusted EBITDA Reconciliation (Continued)

Reconciliation continued on next page... (U.S. dollars in millions) MINIMUM OPERATING PROFIT TARGET, MINIMUM RETURN ON CAPITAL EMPLOYED TARGET AND INTEREST EXPENSE as of December 31, 2003 * The weighted average minimum operating profit target for the Housewares segment is 9.2% (HB/PS at 10% and Kitchen Collection at 5%). ** Tax rate of 38% represents the Company's marginal tax rate as compared to 2003's effective tax rate of 24.3%. Certain after- tax amounts are considered a non-GAAP measure. Management believes that after-tax information is useful in analyzing the Company's net income (loss). Reconciliation of Financial Targets to Net Income

Return on capital employed is a non-GAAP number and is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities. (U.S. dollars in millions, except per share amounts) MINIMUM OPERATING PROFIT TARGET, MINIMUM RETURN ON CAPITAL EMPLOYED TARGET AND INTEREST EXPENSE as of December 31, 2003 Reconciliation continued on next page... ** Tax rate of 38% represents the Company's marginal tax rate as compared to 2003's effective tax rate of 24.3%. Certain after- tax amounts are considered a non-GAAP measure. Management believes that after-tax information is useful in analyzing the Company's net income (loss). Reconciliation of Financial Targets to Net Income (Continued)

Reconciliation of Financial Targets to Net Income (Continued) Return on capital employed is a non-GAAP number and is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities. Reconciliation continued on next page... ** Tax rate of 38% represents the Company's marginal tax rate as compared to 2003's effective tax rate of 24.3%. Certain after- tax amounts are considered a non-GAAP measure. Management believes that after-tax information is useful in analyzing the Company's net income (loss).

(U.S. dollars in millions, except per share amounts) MINIMUM OPERATING PROFIT TARGET, MINIMUM RETURN ON CAPITAL EMPLOYED TARGET AND INTEREST EXPENSE as of December 31, 2003 ** Tax rate of 38% represents the Company's marginal tax rate as compared to 2003's effective tax rate of 24.3%. Certain after- tax amounts are considered a non-GAAP measure. Management believes that after-tax information is useful in analyzing the Company's net income (loss). Reconciliation of Financial Targets to Net Income (Continued)

Retail Bookings Factory Shipments Lift truck market size history - source: ITA, GIVA, FEM; industry forecast - source: DRI-WEFA and Oxford Economic Forecast Lift Truck Market Size Data

The statements contained in the presentation that are not historical facts are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Such risks and uncertainties with respect to each subsidiary's operations include, without limitation: NACCO Materials Handling Group ("NMHG"): (1) changes in demand for lift trucks and related aftermarket parts and service on a worldwide basis, especially in the U.S. where NMHG derives a majority of its sales, (2) changes in sales prices, (3) delays in delivery or changes in costs of raw materials or sourced products and labor, (4) customer acceptance of, changes in the prices of, or delays in the development of new products, (5) delays in manufacturing and delivery schedules, (6) exchange rate fluctuations, changes in foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which NMHG operates and/or sells products, (7) product liability or other litigation, warranty claims or returns of products, (8) delays in or increased costs of restructuring programs, (9) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement initiatives, (10) acquisitions and/or dispositions of dealerships by NMHG, (11) changes mandated by federal and state regulation including health, safety or environmental legislation, and (12) the uncertain impact on the economy or the public's confidence in general from terrorist activities and the impact of the situation in Iraq. NACCO Housewares Group: (1) changes in the sales prices, product mix or levels of consumer purchases of kitchenware and small electric appliances, (2) bankruptcy of or loss of major retail customers or suppliers, (3) changes in costs, including transportation costs, of raw materials, key component parts or sourced products, (4) delays in delivery or the unavailability of raw materials, key component parts or sourced products, (5) exchange rate fluctuations, changes in the foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which Hamilton Beach?Proctor-Silex buys, operates and/or sells products, (6) product liability, regulatory actions or other litigation, warranty claims or returns of products, (7) increased competition, (8) customer acceptance of, changes in costs of, or delays in the development of new products, (9) delays in or increased costs of restructuring programs, (10) weather conditions, gasoline prices or other events that would affect the number of customers visiting Kitchen Collection stores and (11) the uncertain impact on the economy or the public's confidence in general from terrorist activities and the impact of the situation in Iraq. North American Coal: (1) weather conditions and other events that would change the level of customers' fuel requirements, (2) weather or equipment problems that could affect lignite deliveries to customers, (3) changes in repairs and maintenance, fuel or other similar costs, (4) costs to pursue and develop new mining opportunities, (5) changes in the U.S. economy, (6) changes in U.S. regulatory requirements, including changes in emission regulations and (7) changes in the power industry that would affect demand for North American Coal's reserves. Risks and Uncertainties